                               PARAGON PORTFOLIO

                            LETTER TO SHAREHOLDERS
DEAR SHAREHOLDERS:

  The staff of Premier Investment Advisors, L.L.C. is pleased to report to you on the results of operations of the Paragon Power Portfolios for the fiscal period which began on January 13, 1995 and ended November 30, 1995. In this letter we will discuss the economic and market environment and explain how each of the Power mutual funds fared during this year.

THE ECONOMY/INTEREST RATES

  The U.S. economy this year could be best described as "mixed". The economy exhibited robust real growth of 4.20% during the third quarter, and this is likely to be revised upward. Then in October the purchasing manager's survey reported that its index fell below 47. A reading below 50 indicates a shrinking economy. During the fourth quarter, the economy underwent an inventory correction in which excess inventory accumulated in the third quarter was reduced by curtailing production. This appears to be largely complete and the economy should elevate its growth toward a 2.50% rate through 1996. This would be benign for financial markets because it is conducive to the assumption that the economy will remain near full employment with little inflation pressure.

  The Federal Reserve can still further reduce short-term interest rates in this environment. Current monetary policy is quite restrictive with the Federal Funds rates at 5.50% and the inflation rate at 2.80% (12 month Consumer Price Index ended October 31, 1995). The yield curve (the difference between short term and long term treasury rates) is relatively flat at near 1% and will have to steepen through lower short term rates in order to achieve the desired rate of economic growth. In addition, the budget standoff is likely to be resolved soon. Each of these issues along with the mixed economic performance may provide justification for lowering the Federal Funds rate by at least 50 basis points over the next several quarters.

THE BOND MARKET

  During the fiscal period covered by this letter, bond investors have enjoyed one of the best market performances ever. The Lehman Brothers Aggregate Bond Index, a proxy for the overall bond market, has earned a total return (income plus price appreciation) of 17.64% for the year ended November 30, 1995. One could point to several factors that contributed to this powerful rally, but we believe the most important one was the failure of inflation to accelerate in 1995 as was widely forecasted.

STOCK MARKET

  Taking a cue from bonds, stocks staged a rally that ranks among the top five in this century during the fiscal period under review. The broad based S&P 500 Index with Income ("S&P 500") achieved a total return of 34.21% during the period. Growth stocks held a modest advantage over value stocks according to S&P/Barra indices. Larger capitalization stocks outperformed smaller ones, bucking the trend of small capitalization outperformance that began in 1990. Market leadership was held by a few stock groups including technology stocks and financial stocks. Investors found it difficult to attain results equal to the market indices without significant weighting in these groups. More recently, investors have become increasingly defensive worrying about the pace of the economy, whether the Federal Reserve will lower rates and how much earnings may fall short of expectations. Indeed, stocks have been punished for falling short of expectations by a few pennies or for even warning of earnings shortfalls. Investors have sought out more certainty in earnings, favoring financials, utilities, consumer staples and health care stocks.

SUMMARY

  We believe that volatility will characterize the stock market in 1996. Earnings may show a tendency to disappoint given tough year over year comparisons and the effect of economic slowing. A market correction of 5-10% remains quite possible. However, based on expected earnings in 1996, low inflation and falling interest rates, the risk reward trade off for stocks appears favorable. Remarkably, the price-earnings ratio, a major valuation tool, has actually remained stable at 17 over the past twelve months. This is due to strong earnings progress among U.S. companies which offsets the healthy price gains of stock market indices.

  Let us now examine how the individual Paragon Power Portfolios navigated through the dynamic investment landscape of 1995.

PARAGON POWER INTERMEDIATE-TERM BOND PORTFOLIO

  For the period since inception (January 13, 1995) through November 30, 1995, the Portfolio reported a total return of 15.34% based on net asset value ("NAV"). This compares favorably with the Lehman Intermediate Government/ Corporate Bond Index return of 13.68% for the same time period.

  The Portfolio outperformed the index due to an overweighted position in corporate and mortgage backed

                               PARAGON PORTFOLIO
securities along with a longer duration in the portfolio. With the addition of new money through the year, pools of direct pass-through mortgage-backed securities in marketable size and corporate issues were added. Corporate purchases were spread out among the various industry groups with financials being the largest share. The largest holdings of the Portfolio continue to be the major factors in relative performance of the fund index versus the above referenced index.

PARAGON POWER VALUE GROWTH PORTFOLIO

  The Paragon Power Value Growth Portfolio ended its first fiscal period on November 30, 1995. It was a short year as the inception date of the Portfolio was January 13, 1995. The Portfolio attained a total return of 23.12% at NAV for this period compared to the S&P 500 return of 34.21%.

  Several factors contributed to the Portfolio's underperformance relative to the S&P 500. Foremost was that the Portfolio received large cash inflows during the period which needed to be invested during a continual rising market. Cash equivalents, therefore, were higher than would be optimally maintained during this period, which negatively impacted performance.

  Several economic sectors also caused the Portfolio to lag the S&P 500. Most notably the energy sector (Amoco Corp., Schlumberger, Ltd., Murphy Oil Co.) and the retail sector (Office Depot, Inc., Home Depot, Inc., Dayton Hudson Corp.) dragged down performance. Investors in the retail sectors were negatively impacted as consumers failed to provide the sales needed to meet the stores' sales expectations. Energy stocks fundamentals did not materialize as expected.

  Portfolio shareholders benefitted from strong performance in several market sectors. The utility sector, aided partly by declining interest rates and announced corporate reorganizations, led the way. AT&T Corp., Bell South Corp. and WorldCom, Inc. all reported strong performance. The consumer noncyclical sector's returns were led by two Health Maintenance Organizations (HMOs), Foundation Health Corp. and United Healthcare Corp. The Portfolio also benefitted from its positions within the financial sector. The regional bank stocks (Southtrust Corp., First American Corp. of Tennessee, CCB Financial Corp.) performed especially well. Finally, the technology sector, with the exception of Micron Technology, Inc., led to good results for the Portfolio.

PARAGON POWER VALUE EQUITY INCOME PORTFOLIO

  From inception on January 13, 1995 to November 30, 1995 the Portfolio achieved a total return of 31.71%. This compares to the S&P 500 return over the same period of 34.21% and the Lipper Equity Income Mutual Fund Index return of 26.11%. The Portfolio lagged the performance of the S&P 500 due to smaller average market capitalization than that of the Index. In 1995, returns were positively correlated with market capitalization. There were fortunately very few holdings which negatively affected investment returns. These include Georgia Pacific Corp., which was purchased in August, but then declined in price as expectations for paper prices began to decline. The Portfolio's International Paper Co, holdings declined for the same reasons. In the consumer cyclical sector, the Portfolio sold its Reebok International, Ltd. holdings late in the year, based on earnings disappointments and the company's loss of market share.

  Excellent stock selection within several key stock groups helped propel the Portfolio's results. For example, in the consumer non-cyclical sector, IBP, Inc., one of the Portfolio's top ten holdings, rose 95% during the period. The company, a major meat processor, continually exceeded analysts' earnings expectations during the year. Also in this sector, Schering Plough Corp., a pharmaceutical manufacturer and another top ten holding of the Portfolio, rose 60% in price as investors began to view companies with a dependable mid-teens growth rate as quite appealing in a sluggish economy. Philip Morris Companies, Inc., also a top ten holding, rose 55% in price for similar reasons. In the capital goods sector shareholders benefitted from the merger of two major defense contractors, Martin Marietta, which the Portfolio held previously, and Lockheed Corp. into a new company known as Lockheed Martin Corp. The Portfolio's holdings in the combined company appreciated 56% during the period, which helped boost Portfolio returns since this was the third largest holding as of November 30, 1995. We incorrectly underweighted the financial sector during the year, yet individual holdings in this sector have performed extremely well, including Merrill Lynch & Co., Inc., which was sold for a significant gain, Federal National Mortgage Assn., which was up nearly 58% during the period, and a convertible preferred issue of Citicorp which achieved a 73% return during the period.

  In the technology sector, the Portfolio remained close to a market weighting and experienced positive results overall. The most noteworthy achievements in this sector were the price gains made by two semi-conductor companies, Texas Instruments, Inc. and Intel Corp. The Portfolio's Texas Instruments holding was trimmed during the year to capture profits and control the Portfolio's risk level.

                               PARAGON PORTFOLIO

  The top ten holdings of the Paragon Power Value Equity Portfolio as of November 30, 1995 are listed below:

                                               PERCENTAGE OF
                   SECURITY                     NET ASSETS   PRICE APPRECIATION*
                   --------                    ------------- -------------------
Mobil Corp. ..................................     4.1%             24.3%
IBP, Inc. ....................................     3.9%             95.3%
Lockheed Martin Corp. ........................     3.4%             55.6%
Philip Morris Companies, Inc. ................     3.1%             55.7%
Dow Chemical Co. .............................     3.1%              3.1%
IBM Corp. ....................................     3.0%              1.4%
Citicorp Convertible Preferred................     3.0%             73.1%
Schering Plough Corp. ........................     2.9%             60.2%
Sears Roebuck & Company.......................     2.5%             66.1%
Baxter International, Inc. ...................     2.5%             25.5%

-------
* For the period from the latter of January 13, 1995 or the purchase date to November 30, 1995.

PARAGON POWER GULF SOUTH GROWTH PORTFOLIO

  For the fiscal period beginning January 13, 1995 and ending November 30, 1995 the Portfolio earned a total return of 22.72%. This compares with the S&P 500 Index's return of 34.21%, the Russell 2000's return of 26.25% and the Lipper Small Company Growth Fund Index's return of 30.72%.

  The S&P 500 Index performance advantage over the Portfolio and the other indices can be explained to some extent by the wide variation in average market capitalization of the S&P 500 versus the others. Large capitalization stocks, such as those in the S&P 500, outperformed smaller capitalization stocks in 1995.

  A number of factors contributed to the fund's lagging performance in 1995. First of all, several stocks in the consumer cyclical sector experienced negative earnings surprises causing stock prices to decline. A few were sold including Cameron Ashley, Inc., a building supply wholesaler, Michael Stores, Inc. and Heilig Meyers Co. The Portfolio continues to hold others as we expect these stocks to rebound in 1996. These include River Oaks Furniture, Inc. and Sports and Recreation, Inc.

  In the technology sector several stocks were added later in the year, but did not perform as expected due to negative earnings comparisons. These include Cybex Corp., Emulex Corp. and Symmetricom, Inc.

  In the basic materials and natural resources sector the Portfolio holds Nucor Corp. and Quanex Corp. which produce or process metals. These companies shared a decline during the year due to weak pricing in the metals markets.

  In the consumer noncyclical sector, several of the Portfolio's holdings are HMOs or physician practice management companies. Despite bright prospects, it was common to see these shares decline during the year as investors shifted from these smaller higher risk investments into large capitalization pharmaceutical manufacturers. We continue to believe that companies such as Inphynet Medical Management, Inc., Healthwise of America, Inc. and Coventry Corp. have bright futures.

  A sector in which efforts paid off handsomely was the financial sector which was overweighted during the year. Several of the Portfolio's top ten holdings are in this sector. Stocks which stood out among many strong price gainers included United Companies Financial Corp., First Financial Management/First Data Corp., and Medaphis Corp., the Portfolio's largest holding as of November 30, 1995.

  In the energy sector, Input/Output, Inc. stood out as a major success as the stock appreciated 95% and was the Portfolio's second largest holding as of November 30, 1995.

  In conclusion, we appreciate your support of the Paragon Power Portfolios.

/s/ Donald E. Allred

Donald E. Allred
President and Chief Investment Officer
Premier Investment Advisors, L.L.C.
December 22, 1995

                               PARAGON PORTFOLIO
                            PERFORMANCE COMPARISON


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the period from inception (January 13, 1995) to November 30, 1995. Each of the following Paragon Portfolios' performance, based on an initial investment of $10,000 is compared to the following:

      PORTFOLIO                              COMPARED TO:
      ---------                              -----------

Paragon Power
 Intermediate-Term
 Bond Portfolio:       Lehman Brothers Mutual Fund Intermediate
                       Government/Corporate Index ("Lehman Int Gov't/Corp
                       Index").

Paragon Power Value
 Growth Portfolio:
                       Standard & Poor's 500 Index with Income ("S&P 500").

Paragon Power Value
 Equity Income
 Portfolio:            S&P 500.

Paragon Power Gulf
 South Growth
 Portfolio:            S&P 500; Russell 2000 Index ("Russell 2000").


All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an Investor's shares, when redeemed, may be worth more or less than their original cost.


                PARAGON POWER INTERMEDIATE-TERM BOND PORTFOLIO


                             [CHART APPEARS HERE]


                    Int-Term Bond      Lehman Int Gov't/
                     Portfolio            Corp Index
                    -------------      -----------------

 1/13/95               $10,000            $10,000
11/30/95               $11,534            $11,368


                            Aggregate Total Return
                              Since Inception (a)
                                    15.34%





                     PARAGON POWER VALUE GROWTH PORTFOLIO


                             [CHART APPEARS HERE]


                    Value Growth
                     Portfolio            S&P 500
                    ------------       ------------

 1/13/95               $10,000            $10,000
11/30/95               $12,312            $13,421

                            Aggregate Total Return
                              Since Inception (a)
                                    23.12%

                               PARAGON PORTFOLIO
                      PERFORMANCE COMPARISON--(CONTINUED)


                 PARAGON POWER VALUE EQUITY INCOME PORTFOLIO


                             [CHART APPEARS HERE]


                   Value Equity Income
                     Portfolio            S&P 500
                   ------------------- -------------

 1/13/95               $10,000            $10,000
11/30/95               $13,171            $13,421


                            Aggregate Total Return
                              Since Inception (a)
                                    31.71%



                   PARAGON POWER GULF SOUTH GROWTH PORTFOLIO

                             [CHART APPEARS HERE]


              Gulf South Growth
                 Portfolio          Russell 2000          S&P 500
              -----------------  -----------------     -------------

 1/13/95          $10,000            $10,000              $10,000
11/30/95          $12,272            $12,625              $13,421


                            Aggregate Total Return
                              Since Inception (a)
                                    22.72%


(a) Commenced operations on January 13, 1995.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

                PARAGON POWER INTERMEDIATE-TERM BOND PORTFOLIO
                               NOVEMBER 30, 1995


 PRINCIPAL              INTEREST            MATURITY
  AMOUNT                  RATE                DATE                VALUE
 ---------              --------            --------            ----------
                        CORPORATE OBLIGATIONS--19.5%
  Alltel Corp.
 $100,000                 6.75%              09/15/05            $  102,691
  Anheuser Busch Companies, Inc.
  100,000                 6.90               10/01/02               102,679
  Ford Motor Credit Corp.
  100,000                 7.50               06/15/04               106,552
  NationsBank Corp.
  100,000                 7.75               08/15/04               107,800
                                                                 ----------
      Total Corporate Obligations
       (Cost $388,161)..............................             $  419,722
                                                                 ----------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS--46.8%
  Federal Farm Credit Bank
 $100,000                 5.81%              11/10/03            $   99,119
  Federal Home Loan Bank
  100,000                 7.61               09/23/04               109,965
  Federal Home Loan Mortgage Corp.
  100,000                 7.13               07/21/99               104,513
  Federal National Mortgage Assn.
  145,000                 8.35               11/10/99               158,014
  100,000                 6.80               01/10/03               104,912
  Government National Mortgage Assn.
  328,896                 6.50               10/15/23               323,282
  Tennessee Valley Authority 1989 Series D
  100,000                 8.38               10/01/99               108,772
                                                                 ----------
      Total U.S. Government Agency Obligations
       (Cost $961,215)..............................             $1,008,577
                                                                 ----------

 PRINCIPAL              INTEREST        MATURITY
  AMOUNT                  RATE            DATE                      VALUE
 ---------              --------        --------                  ---------
                      U.S. TREASURY OBLIGATIONS--32.9%
  United States Treasury Bond
 $100,000                 9.38%         02/15/06                    127,080
  United States Treasury Notes
  150,000                 7.38          11/15/97                    155,394
  100,000                 8.00          05/15/01                    111,231
  150,000                 7.50          05/15/02                    165,078
  150,000                 5.88          11/15/05                    151,306
                                                                 ----------
      Total U.S. Treasury Obligations
       (Cost $665,507)..............................             $  710,089
                                                                 ----------
      Total Investments
       (Cost $2,014,883(a)).........................             $2,138,388
                                                                 ==========

Federal Income Tax Information:
 Gross unrealized gain for investments in which value
  exceeds cost..............................................     $  123,505
 Gross unrealized loss for investments in which cost exceeds
  value.....................................................            --
                                                                 ----------
 Net unrealized gain........................................     $  123,505
                                                                 ==========
----------
(a) The cost stated also represents cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                      PARAGON POWER VALUE GROWTH PORTFOLIO
                               NOVEMBER 30, 1995

 SHARES           DESCRIPTION               VALUE
 ------           -----------             ----------
                COMMON STOCKS--88.6%
 BASIC MATERIALS & NATURAL RESOURCES--5.0%
 1,050  Dow Chemical Co.                  $   74,419
   850  Du Pont (E.I.) de Nemours & Co.       56,525
                                          ----------
                                             130,944
                                          ----------
 CAPITAL EQUIPMENT & SERVICES--6.3%
   600  Eaton Corp.                           32,700
   600  Illinois Tool Works, Inc.             38,025
   800  Johnson Controls, Inc.                55,400
 1,200  Loral Corp.                           40,650
                                          ----------
                                             166,775
                                          ----------
 CONSUMER CYCLICAL--10.3%
   400  Dayton Hudson Corp.                   29,050
 2,000  Equifax, Inc.                         83,750
 1,000  First Data Corp.                      71,000
 1,000  Home Depot, Inc.                      44,375
 1,750  Office Depot, Inc.(b)                 42,875
                                          ----------
                                             271,050
                                          ----------
 CONSUMER NONCYCLICAL--16.6%
 1,000  Amgen, Inc.                           49,625
 1,300  Foundation Health Corp.(b)            59,475
 1,500  Pepsico, Inc.                         82,875
 1,000  Pfizer, Inc.                          58,000
   600  Procter & Gamble Co.                  51,825
 1,000  SmithKline Beecham ADR                53,250
 1,300  United Healthcare Corp.(b)            81,737
                                          ----------
                                             436,787
                                          ----------
 ENERGY--7.8%
 1,500  Amoco Corp.                           77,913
   850  Schlumberger, Ltd.                    53,975
 1,500  Western Atlas, Inc.(b)                71,813
                                          ----------
                                             203,701
                                          ----------


 SHARES                  DESCRIPTION                     VALUE
 ------                  -----------                   ----------
                    COMMON STOCKS--CONTINUED
 FINANCE--14.5%
 1,000  Barnett Banks, Inc.                            $   60,125
   900  CCB Financial Corp.(a)                             45,000
   800  Citicorp                                           56,600
   500  Federal National Mortgage Assn.                    54,750
 1,100  First American Corp. of Tennessee                  50,187
 1,200  First Tennessee National Corp.                     72,600
 1,600  Southtrust Corp.                                   40,600
                                                       ----------
                                                          379,862
                                                       ----------
 TECHNOLOGY--16.2%
   700  Cisco Systems, Inc.(b)                             58,887
   800  Compaq Computer Corp.(b)                           39,600
 1,000  General Motors Corp. Class E                       50,500
   500  Hewlett Packard Co.                                41,437
 1,600  Intel Corp.                                        97,400
   800  Micron Technology, Inc.                            43,800
   900  Texas Instruments, Inc.                            52,088
 1,200  Vishay Intertechnology, Inc.(b)                    42,000
                                                       ----------
                                                          425,712
                                                       ----------
 TRANSPORTATION--0.9%
 1,800  Skywest, Inc.                                      24,750
                                                       ----------
 UTILITIES--11.0%
 1,100  AT&T Corp.                                         72,600
 1,000  BellSouth Corp.                                    38,875
 1,350  Enron Corp.                                        50,625
 1,600  Peco Energy Co.                                    46,400
 2,450  WorldCom, Inc.(b)                                  79,625
                                                       ----------
                                                          288,125
                                                       ----------
           Total Common Stocks
            (Cost $1,997,924)........................  $2,327,706
                                                       ----------
                     PREFERRED STOCKS--1.1%
   300  Ford Motor Co., Convertible Preferred, 4.20%   $   27,788
                                                       ----------
           Total Preferred Stocks
            (Cost $28,027)...........................  $   27,788
                                                       ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

               PARAGON POWER VALUE GROWTH PORTFOLIO--(CONTINUED)
                               NOVEMBER 30, 1995

 PRINCIPAL              INTEREST        MATURITY
  AMOUNT                  RATE            DATE           VALUE
 ---------              --------        --------       ----------
                        REPURCHASE AGREEMENTS--10.8%
  State Street Bank & Trust Company,
   dated 11/30/95, repurchase price
   $284,041 (U.S. Treasury Note
   $289,773, 5.63%, 01/31/98)
 $284,000                 5.25%         12/01/95       $  284,000
                                                       ----------
      Total Repurchase Agreements
       (Cost $284,000)..............................   $  284,000
                                                       ----------
      Total Investments
       (Cost $2,309,951(c)).........................   $2,639,494
                                                       ==========

Federal Income Tax Information:
 Gross unrealized gain for investments in
  which value exceeds cost.................. $348,883
 Gross unrealized loss for investments in
  which cost exceeds value..................  (22,646)
                                             --------
 Net unrealized gain........................ $326,237
                                             ========
----------
(a) There are common stock rights attached to these securities.
(b) Non-income producing security.
(c) The aggregate cost for federal income tax purposes is $2,313,257.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                  PARAGON POWER VALUE EQUITY INCOME PORTFOLIO
                               NOVEMBER 30, 1995


 SHARES           DESCRIPTION               VALUE
 ------           -----------             ----------
                COMMON STOCKS--80.3%
 BASIC MATERIALS & NATURAL RESOURCES--8.0%
 1,100  Dow Chemical Co.                  $   77,963
   900  Du Pont (E.I.) de Nemours & Co.       59,850
   400  Georgia Pacific Corp.                 31,100
   900  International Paper Co.               34,313
                                          ----------
                                             203,226
                                          ----------
 CAPITAL EQUIPMENT & SERVICES--9.4%
   900  Deere & Co.                           29,587
   300  Johnson Controls, Inc.                20,775
 1,200  Lockheed Martin Corp.                 88,050
 1,000  Loral Corp.                           33,875
   300  Paccar, Inc.(a)                       13,125
 1,200  Raytheon Co.(a)                       53,400
                                          ----------
                                             238,812
                                          ----------
 CONSUMER CYCLICAL--6.1%
   800  Chrysler Corp.                        41,500
   800  Fleetwood Enterprises, Inc.           19,200
 1,600  Sears Roebuck & Co.                   63,000
   600  VF Corp.                              31,200
                                          ----------
                                             154,900
                                          ----------
 CONSUMER NONCYCLICAL--18.2%
 1,500  Baxter International, Inc.            63,000
   450  Bristol-Myers Squibb Co.              36,113
   600  Columbia/HCA Healthcare               30,975
 1,600  IBP, Inc.                            100,000
   900  Philip Morris Companies, Inc.         78,975
 1,200  Premark International, Inc.           61,200
   400  Rhone Poulenc Rorer, Inc.             19,150
 1,300  Schering Plough Corp.                 74,587
                                          ----------
                                             464,000
                                          ----------
 ENERGY--8.0%
   500  Exxon Corp.                           38,687
 1,000  Mobil Corp.(a)                       104,375
   700  Phillips Petroleum Co.                23,275
   300  Royal Dutch Petroleum Co. ADR         38,513
                                          ----------
                                             204,850
                                          ----------
 FINANCE--8.4%
   570  Allstate Corp.                        23,370
 1,000  Bear Stearns Companies, Inc.          21,750
   200  Citicorp                              14,150


 SHARES                       DESCRIPTION                           VALUE
 ------                       -----------                         ----------
                          COMMON STOCKS--CONTINUED
 FINANCE--Continued
   400  Federal National Mortgage Assn.                           $   43,800
 1,000  First Tennessee National Corp.                                60,500
 1,200  Reliastar Financial Corp.                                     51,900
                                                                  ----------
                                                                     215,470
                                                                  ----------
 TECHNOLOGY--11.8%
 1,200  Avnet, Inc.                                                   56,400
   400  BMC Software, Inc.(b)                                         16,900
   600  Compaq Computer Corp.(b)                                      29,700
   600  Dell Computer Corp.(b)                                        26,550
   700  Intel Corp.                                                   42,612
   800  International Business Machines Corp.                         77,300
   200  Texas Instruments, Inc.                                       11,575
   300  Xerox Corp.                                                   41,137
                                                                  ----------
                                                                     302,174
                                                                  ----------
 TRANSPORTATION--1.1%
   400  British Airways ADR                                           28,150
                                                                  ----------
 UTILITIES--9.3%
 1,200  BellSouth Corp.                                               46,650
   400  Entergy Corp.                                                 11,150
 1,200  GTE Corp.                                                     51,150
   700  Nynex Corp.                                                   34,737
 1,600  Peco Energy Co.                                               46,400
 1,000  SCE Corp.                                                     15,625
   800  Sprint Corp.                                                  32,000
                                                                  ----------
                                                                     237,712
                                                                  ----------
           Total Common Stocks
            (Cost $1,751,477)...................................  $2,049,294
                                                                  ----------
                           PREFERRED STOCKS--7.2%
   200 Burlington Northern, Inc., Convertible Preferred, 6.25% $ 17,175 400 Citicorp, Convertible
         Preferred, 5.38%                                             76,800
   500  Ford Motor Co., Convertible Preferred, 4.20%                  46,313
   600  General Motors Corp., Convertible Preferred, 3.25%            43,050
                                                                  ----------
           Total Preferred Stocks
            (Cost $151,487).....................................  $  183,338
                                                                  ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

           PARAGON POWER VALUE EQUITY INCOME PORTFOLIO--(CONTINUED)
                               NOVEMBER 30, 1995

 PRINCIPAL              INTEREST          MATURITY
  AMOUNT                  RATE              DATE         VALUE
 ---------              --------          --------     ----------
                        CORPORATE OBLIGATIONS--2.6%
  Healthsouth Rehabilitation
 $ 10,000                 5.00%           04/01/01     $   16,050
  Pennzoil Co.
   30,000                 6.50            01/15/03         36,150
  Sports & Recreation, Inc.
   20,000                 4.25            11/01/00         13,700
                                                       ----------
      Total Corporate Obligations
       (Cost $64,287)...............................   $   65,900
                                                       ----------
                        REPURCHASE AGREEMENTS--10.3%
  State Street Bank & Trust Company, dated 11/30/95,
   repurchase price $263,038 (U.S. Treasury Note:
   $269,438, 5.63%, 01/31/98)
 $263,000                 5.25%           12/01/95     $  263,000
                                                       ----------
      Total Repurchase Agreements
       (Cost $263,000)..............................   $  263,000
                                                       ----------
      Total Investments
       (Cost $2,230,251(c)).........................   $2,561,532
                                                       ==========

Federal Income Tax
 Information:
 Gross unrealized gain for investments in
  which value exceeds cost.................. $349,861
 Gross unrealized loss for investments in
  which cost exceeds value..................  (18,580)
                                             --------
 Net unrealized gain........................ $331,281
                                             ========
----------
(a) There are common stock rights attached to these securities.
(b) Non-income producing security.
(c) The cost stated also represents cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                            STATEMENT OF INVESTMENTS

                   PARAGON POWER GULF SOUTH GROWTH PORTFOLIO
                               NOVEMBER 30, 1995


 SHARES            DESCRIPTION                   VALUE
 ------            -----------                 ----------
                 COMMON STOCKS--90.6%
 BASIC MATERIALS & NATURAL RESOURCES--6.7%
 1,400  Albemarle Corp.                        $   25,725
 1,000  Clayton Homes, Inc.                        28,000
 1,500  Image Industries, Inc.(b)                  16,500
 1,100  Nucor Corp.                                54,863
   900  Palm Harbor Homes, Inc.(b)                 19,125
 1,500  Quanex Corp.(a)                            29,437
                                               ----------
                                                  173,650
                                               ----------
 CAPITAL EQUIPMENT & SERVICES--3.1%
 1,700  Alamo Group, Inc.                          29,325
 2,500  Martin Industries, Inc.                    22,500
   800  Wolverine Tube, Inc.(b)                    27,100
                                               ----------
                                                   78,925
                                               ----------
 CONSUMER CYCLICAL--19.8%
 3,200  Accustaff, Inc.(b)                         96,000
 3,100  Autozone, Inc.(b)                          90,288
 1,500  Dollar General Corp.                       40,687
 1,427  First Data Corp.                          101,317
 1,300  Garden Ridge Corp.(b)                      48,100
   800  Just for Feet, Inc.(b)                     27,300
 2,800  Office Depot, Inc.(b)                      68,600
 3,200  River Oaks Furniture, Inc.(b)              22,400
 2,400  Sports & Recreation, Inc.(b)               16,800
                                               ----------
                                                  511,492
                                               ----------
 CONSUMER NONCYCLICAL--9.0%
 2,500  Apple South, Inc.                          52,500
 2,400  Coventry Corp.(b)                          47,100
   800  HealthWise of America, Inc.(b)             25,000
   800  Healthcare Compare Corp.(b)                31,300
 2,300  Inphynet Medical Management, Inc.(b)       41,975
   600  Isolyser Company, Inc.(b)                   9,750
 1,500  Longhorn Steaks, Inc.(b)                   24,375
                                               ----------
                                                  232,000
                                               ----------
 ENERGY--7.2%
   800  Global Industries, Inc.(b)                 21,500
 2,600  Input/Output, Inc.(b)                     119,925
 2,300  Landmark Graphics Corp.(b)                 46,000
                                               ----------
                                                  187,425
                                               ----------

 SHARES         DESCRIPTION                                VALUE
 ------         -----------                              ----------
           COMMON STOCKS--CONTINUED
 FINANCE--18.5%
 1,500  American Federal Bank, FSB                       $   22,500
 1,200  Bankers First Corp.                                  32,850
 1,400  Central Parking Corp.(b)                             38,500
 1,200  Concord EFS, Inc.(b)                                 45,900
 4,000  Medaphis Corp.(b)                                   130,000
 4,450  Regional Acceptance Corp.(b)                         38,381
 2,200  Stewart Enterprises, Inc.                            72,050
 3,000  United Companies Financial Corp.                     99,000
                                                         ----------
                                                            479,181
                                                         ----------
 TECHNOLOGY--14.5%
 1,400  Acxiom Corp.(b)                                      40,250
 2,000  Cybex Corp.(b)                                       37,500
 1,000  DSC Communications Corp.(b)                          39,625
 2,200  Emulex Corp.(b)                                      27,500
 2,500  Mobile Telecommunications Technology Corp.(b)        57,500
 2,400  SCI Systems, Inc.(b)                                 80,400
 2,200  Scientific Atlanta, Inc.(a)                          34,925
 2,100  Symmetricom, Inc.(b)                                 31,763
 1,800  Westcott Communications, Inc.(b)                     25,650
                                                         ----------
                                                            375,113
                                                         ----------
 TRANSPORTATION--4.9%
 2,900  Atlantic Southeast Airlines, Inc.                    76,125
 2,300  Miller Industries, Inc.(b)                           50,025
                                                         ----------
                                                            126,150
                                                         ----------
 UTILITIES--6.9%
 3,300  Equalnet Holding Corp.(b)                            63,525
 3,500  WorldCom, Inc.(b)                                   113,750
                                                         ----------
                                                            177,275
                                                         ----------
        Total Common Stocks
         (Cost $1,982,316).............................  $2,341,211
                                                         ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                           STATEMENT OF INVESTMENTS

            PARAGON POWER GULF SOUTH GROWTH PORTFOLIO--(CONTINUED)
                               NOVEMBER 30, 1995


 PRINCIPAL   INTEREST     MATURITY
  AMOUNT       RATE         DATE         VALUE
 ---------   --------     --------     ----------
         REPURCHASE AGREEMENTS--10.2%
  State Street Bank & Trust
   Company, dated 11/30/95,
   repurchase price $264,039 (U.S.
   Treasury Note: $269,438, 5.63%,
   01/31/98)
 $264,000       5.25%    12/01/95      $  264,000
                                       ----------
           Total Repurchase
            Agreements
            (Cost $264,000)........    $  264,000
                                       ----------
           Total Investments
            (Cost $2,246,316(c))...    $2,605,211
                                       ==========

Federal Income Tax
 Information:
 Gross unrealized gain for investments in
  which value exceeds cost.................. $ 493,786
 Gross unrealized loss for investments in
  which cost exceeds value..................  (134,891)
                                             ---------
 Net unrealized gain........................ $ 358,895
                                             =========

----------
(a) There are common stock rights attached to these securities.
(b) Non-income producing security.
(c) The cost stated also represents cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                     STATEMENTS OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1995

                                   PARAGON     PARAGON     PARAGON     PARAGON
                                    POWER       POWER       POWER       POWER
                                INTERMEDIATE-   VALUE    VALUE EQUITY GULF SOUTH
                                  TERM BOND     GROWTH      INCOME      GROWTH
                                  PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                ------------- ---------- ------------ ----------
ASSETS:
 Investments in securities, at
 value
 (cost $2,014,883; $2,309,951;
 $2,230,251 and $2,246,316,
 respectively)................   $2,138,388   $2,639,494  $2,561,532  $2,605,211
 Cash.........................       20,825       10,049       9,253       9,502
 Receivables:
 Interest.....................       23,756           41         929          39
 Dividends....................          --         4,470       6,319         369
 Fund shares sold.............          --           813         807       1,834
 Deferred organization
 expenses, net................        1,069        1,105       1,069       1,178
 Other........................           96           83         --          237
                                 ----------   ----------  ----------  ----------
  Total assets................    2,184,134    2,656,055   2,579,909   2,618,370
                                 ----------   ----------  ----------  ----------
LIABILITIES:
 Payables:
 Fund shares redeemed.........          --            53          47          51
 Advisory fees................          865        1,367       1,328       1,346
 Administration fees..........          260          316         307         311
 Accrued expenses and other
 liabilities..................       27,201       28,003      26,004      31,169
                                 ----------   ----------  ----------  ----------
  Total liabilities...........       28,326       29,739      27,686      32,877
                                 ----------   ----------  ----------  ----------
NET ASSETS:
 Paid-in capital..............    2,032,296    2,277,863   2,170,204   2,222,163
 Accumulated undistributed
 (distributions in excess of)
 net investment income........          --           249         (23)        --
 Accumulated net realized gain
 on investment transactions...            7       18,661      50,761       4,435
 Net unrealized gain on
 investments..................      123,505      329,543     331,281     358,895
                                 ----------   ----------  ----------  ----------
  Net assets..................   $2,155,808   $2,626,316  $2,552,223  $2,585,493
                                 ==========   ==========  ==========  ==========
 Net asset value per share
 (net assets/shares
 outstanding).................   $    10.42   $    16.47  $    14.65  $    18.38
                                 ==========   ==========  ==========  ==========
SHARES OUTSTANDING:
 Shares of beneficial interest
 outstanding, ($0.01 par
 value),
 unlimited number of shares
 authorized...................      206,892      159,422     174,212     140,641
                                 ==========   ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                           STATEMENTS OF OPERATIONS

                   FOR THE PERIOD ENDED NOVEMBER 30, 1995(a)

                                    PARAGON     PARAGON    PARAGON     PARAGON
                                     POWER       POWER      POWER       POWER
                                 INTERMEDIATE-   VALUE   VALUE EQUITY GULF SOUTH
                                   TERM BOND    GROWTH      INCOME      GROWTH
                                   PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO
                                 ------------- --------- ------------ ----------
INVESTMENT INCOME:
 Interest......................    $ 98,384    $ 10,525    $ 11,648    $ 10,764
 Dividends(b) .................         --       28,813      34,131       3,411
                                   --------    --------    --------    --------
  Total income.................      98,384      39,338      45,779      14,175
                                   --------    --------    --------    --------
 EXPENSES:
 Advisory fees.................       6,860      10,528       8,999      10,632
 Administration fees...........       2,058       2,429       2,077       2,453
 Transfer agent fees...........       5,558       5,558       5,558       5,558
 Custodian fees................       9,528      12,174      10,586      14,027
 Professional fees.............      19,920      20,750      19,920      22,410
 Trustee fees..................         151         158         151         169
 Amortization of deferred
 organization expenses.........         229         237         229         252
 Other.........................       4,090       4,220       4,090       4,477
                                   --------    --------    --------    --------
  Total expenses...............      48,394      56,054      51,610      59,978
 Less--Expenses reimbursable
 by Advisor....................      38,105      39,858      37,765      43,624
                                   --------    --------    --------    --------
  Net expenses.................      10,289      16,196      13,845      16,354
                                   --------    --------    --------    --------
   Net investment income
   (loss)......................      88,095      23,142      31,934      (2,179)
                                   --------    --------    --------    --------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
 Net realized gain on
 investment transactions.......           7      18,661      50,761       6,614
 Net change in unrealized gain
 on investments................     123,505     329,543     331,281     358,895
                                   --------    --------    --------    --------
 Net realized and unrealized
 gain on investments...........     123,512     348,204     382,042     365,509
                                   --------    --------    --------    --------
 Net increase in net assets
 resulting from operations.....    $211,607    $371,346    $413,976    $363,330
                                   ========    ========    ========    ========

-----
(a) For the period from commencement of operations (January 13, 1995) to November 30, 1995.
(b) For the Paragon Power Value Equity Income Portfolio, amount is net of $263 in foreign withholding taxes.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                   FOR THE PERIOD ENDED NOVEMBER 30, 1995(a)

                                PARAGON     PARAGON      PARAGON     PARAGON
                                 POWER       POWER        POWER       POWER
                             INTERMEDIATE-   VALUE     VALUE EQUITY GULF SOUTH
                               TERM BOND     GROWTH       INCOME      GROWTH
                               PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                             ------------- ----------  ------------ ----------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income
 (loss)....................   $   88,095   $   23,142   $   31,934  $   (2,179)
 Net realized gain on in-
 vestment transactions.....            7       18,661       50,761       6,614
 Net change in unrealized
 gain on investments.......      123,505      329,543      331,281     358,895
                              ----------   ----------   ----------  ----------
  Net increase in net
  assets resulting from
  operations...............      211,607      371,346      413,976     363,330
                              ----------   ----------   ----------  ----------
 DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment in-
 come......................      (88,095)     (22,893)     (31,934)        --
 In excess of net invest-
 ment income...............          --           --           (23)        --
                              ----------   ----------   ----------  ----------
  Total distributions to
  shareholders.............      (88,095)     (22,893)     (31,957)        --
                              ----------   ----------   ----------  ----------
 FROM SHARE TRANSACTIONS:
 Proceeds from sale of
 shares....................    1,966,628    2,293,295    2,186,335   2,251,655
 Reinvestment of dividends
 and distributions.........       84,907       20,698       28,921         --
 Cost of shares redeemed...      (19,239)    (36,130)      (45,052)    (29,492)
                              ----------   ----------   ----------  ----------
  Net increase in net
  assets resulting from
  share transactions.......    2,032,296    2,277,863    2,170,204   2,222,163
                              ----------   ----------   ----------  ----------
  Total increase...........    2,155,808    2,626,316    2,552,223   2,585,493
                              ----------   ----------   ----------  ----------
NET ASSETS:
 Beginning of period.......          --           --           --          --
                              ----------   ----------   ----------  ----------
 End of period.............   $2,155,808   $2,626,316   $2,552,223  $2,585,493
                              ==========   ==========   ==========  ==========
ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN EXCESS
OF) NET INVESTMENT INCOME..   $      --    $      249   $      (23) $      --
                              ==========   ==========   ==========  ==========
SUMMARY OF SHARE
TRANSACTIONS:
 Sold......................      200,409      160,409      175,300     142,290
 Issued on reinvestment of
 dividends and
 distributions.............        8,356        1,360        2,139         --
 Redeemed..................       (1,873)      (2,347)      (3,227)     (1,649)
                              ----------   ----------   ----------  ----------
 Increase in shares out-
 standing..................      206,892      159,422      174,212     140,641
                              ==========   ==========   ==========  ==========

-----
(a) For the period from commencement of operations (January 13, 1995) to November 30, 1995.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD ENDED NOVEMBER 30, 1995(a)

                                                                           DISTRIBUTIONS TO
                                   INCOME FROM INVESTMENT OPERATIONS         SHAREHOLDERS
                                  ------------------------------------ ------------------------
                                                              TOTAL                               NET     NET
                        NET ASSET    NET      NET REALIZED    INCOME                  TOTAL     INCREASE ASSET
                         VALUE,   INVESTMENT AND UNREALIZED    FROM     FROM NET  DISTRIBUTIONS  IN NET  VALUE,
                        BEGINNING   INCOME      GAIN ON     INVESTMENT INVESTMENT      TO         ASSET  END OF   TOTAL
                        OF PERIOD   (LOSS)   INVESTMENTS(d) OPERATIONS   INCOME    SHAREHOLDERS   VALUE  PERIOD  RETURN(b)
                        --------- ---------- -------------- ---------- ---------- ------------- -------- ------  -------

                 PARAGON POWER INTERMEDIATE-TERM BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Period ended: 11/30/95   $ 9.56     $0.57        $0.86        $1.43      $(0.57)     $(0.57)     $0.86   $10.42   15.34%
                      PARAGON POWER VALUE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Period ended: 11/30/95    13.56      0.20         2.91         3.11       (0.20)      (0.20)      2.91    16.47   23.12
                  PARAGON POWER VALUE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Period ended: 11/30/95    11.35      0.26         3.30         3.56       (0.26)      (0.26)      3.30    14.65   31.71
                   PARAGON POWER GULF SOUTH GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Period ended: 11/30/95    14.98     (0.02)        3.42         3.40         --          --        3.40    18.38   22.72

                                                                         RATIOS ASSUMING
                                                                           NO EXPENSE
                                                                         REIMBURSEMENTS
                                    RATIO                          ---------------------------
                                   OF NET
                         RATIO    INVESTMENT                                         RATIO
                         OF NET     INCOME                                          OF NET
                        EXPENSES    (LOSS)              NET ASSETS     RATIO      INVESTMENT
                       TO AVERAGE TO AVERAGE  PORTFOLIO   AT END    OF EXPENSES  INCOME (LOSS)
                          NET        NET      TURNOVER  OF PERIOD   TO AVERAGE    TO AVERAGE
                        ASSETS(c)  ASSETS(c)    RATE    (IN 000'S) NET ASSETS(c) NET ASSETS(c)
                       ---------- ----------  --------- ---------- ------------- -------------
Period ended: 11/30/95     0.75%    6.42%        9%     $2,156       3.53%          3.64%
                      PARAGON POWER VALUE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------
Period ended: 11/30/95     1.00     1.43        53       2,626       3.46          (1.03)
                  PARAGON POWER VALUE EQUITY INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------
Period ended: 11/30/95     1.00     2.31        27       2,552       3.73          (0.42)
                   PARAGON POWER GULF SOUTH GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------
Period ended: 11/30/95     1.00    (0.13)       35       2,585       3.67          (2.80)

----------
(a) For the period from commencement of operations (January 13, 1995) to November 30, 1995.
(b) Assumes investment at the net asset value at inception (January 13, 1995), reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Includes the balancing effect of calculating per share amounts.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               PARAGON PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

                               NOVEMBER 30, 1995

NOTE 1. ORGANIZATION

  Paragon Portfolio (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of eleven portfolios four of which (the "Portfolios") are contained within: Paragon Power Intermediate-Term Bond Portfolio ("Intermediate-Term Bond Portfolio"), Paragon Power Value Growth Portfolio ("Value Growth Portfolio"), Paragon Power Value Equity Income Portfolio ("Value Equity Income Portfolio"), and Paragon Power Gulf South Growth Portfolio ("Gulf South Growth Portfolio"). Gulf South Growth Portfolio is a non-diversified portfolio; all other Portfolios are diversified. The Portfolios commenced operations on January 13, 1995.

  Shares of the Portfolios are offered to separate accounts of Great Northern Insured Annuity Corporation ("GNA") and its affiliates and may also be offered to the separate accounts of unaffiliated insurance companies. Shares of the Portfolios may serve as the underlying investments for both variable annuity and variable life insurance contracts.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Portfolios which are in conformity with those generally accepted in the investment company industry.

  Investment Valuation. Equity securities traded on a national securities exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the mean between the closing bid and asked prices. Unlisted equity securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Fixed-income securities are valued at prices supplied by an independent pricing service which reflect broker/dealer-supplied valuations and electronic data processing techniques. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Other assets and assets whose market values, in the investment adviser's opinion, do not reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

  Securities Transactions and Investment Income. Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

  Premiums and Discounts on Debt Securities Owned. Intermediate-Term Bond Portfolio accretes market discounts on long-term debt securities and does not amortize premiums. Value Growth, Value Equity Income and Gulf South Growth Portfolios accrete market discounts on long-term debt securities and amortize premiums. For all Portfolios, original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. Intermediate-Term Bond Portfolio may invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distributions and are classified as interest income in the accompanying Statements of Operations.

  Federal Taxes. The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of the investment company taxable income to the shareholders of each Portfolio. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules.

  Deferred Organization Costs. Organization-related costs are being amortized on a straight-line basis over a period of five years beginning with the commencement of each of the Portfolios' operations.

                               PARAGON PORTFOLIO

                               NOVEMBER 30, 1995

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  Expenses. Expenses incurred by the Trust which do not specifically relate to an individual Portfolio are allocated to the Portfolios based on each Portfolio's relative average net assets for the period.

  Dividends and Distributions to Shareholders. Dividends from net investment income are declared daily and paid monthly by the Intermediate-Term Bond Portfolio; declared and paid monthly by the Value Growth and Value Equity Income Portfolios; declared and paid semiannually by the Gulf South Growth Portfolio. Each Portfolio's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

NOTE 3. AGREEMENTS

  The Portfolios have entered into Investment Advisory Agreements with Premier Investment Advisors, L.L.C., ("Premier"). Pursuant to the terms of the Investment Advisory Agreements, Premier manages the investments and makes investment decisions for each Portfolio. For these services, each Portfolio pays Premier a monthly fee at the following annual rate of the corresponding Portfolio's average daily net assets:

       Intermediate-Term Bond Portfolio.................................... .50%
       Value Growth Portfolio.............................................. .65%
       Value Equity Income Portfolio....................................... .65%
       Gulf South Growth Portfolio......................................... .65%

  For the period from commencement of operations to November 30, 1995, Premier has voluntarily agreed to reimburse expenses (excluding interest, taxes, and extraordinary expenses) to the extent that such expenses exceed, on an annualized basis, .75%, 1.00%, 1.00% and 1.00% of average net assets for the Intermediate-Term Bond, Value Growth, Value Equity Income and Gulf South Growth Portfolios, respectively. The effect of these reimbursements by Premier for the period ended November 30, 1995 was to reduce expenses by approximately $38,100, $39,900, $37,800 and $43,600 for the Intermediate-Term Bond, Value Growth, Value Equity Income and Gulf South Growth Portfolios, respectively. The amounts reimbursable to the Intermediate-Term Bond, Value Growth and Gulf South Growth Portfolios at November 30, 1995, were approximately $100, $100 and $200, respectively, and are reflected in "Other Assets" in the accompanying Statement of Assets and Liabilities.

  Goldman Sachs Asset Management, ("GSAM"), a separate operating division of Goldman, Sachs & Co., serves as the Trust's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust's business affairs. As compensation for services rendered under the Administration Agreement, each Portfolio pays GSAM a fee, computed daily and payable monthly, at the annual rate of .15% of the average daily net assets of the corresponding Portfolio.

  Goldman Sachs serves as the Distributor of shares of the Portfolios pursuant to a Distribution Agreement with the Trust. Goldman Sachs receives no compensation for this service.

  State Street Bank & Trust Co. serves as Custodian and Transfer Agent of the Portfolios for a fee.

NOTE 4. REPURCHASE AGREEMENTS

  During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Portfolios' custodian, at the Federal Reserve Bank of Boston, or at sub-custodians. The market values of the underlying securities are monitored by pricing them daily.

  In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

                               PARAGON PORTFOLIO

                               NOVEMBER 30, 1995

NOTE 5. INVESTMENT TRANSACTIONS

  Purchases and proceeds of sales or maturities of long-term investments for the period ended November 30, 1995 were as follows:

                       INTERMEDIATE-TERM BOND PORTFOLIO

Purchases (excluding U.S. Government and Agency Obligations)........ $  489,193
Sales (excluding U.S. Government and Agency Obligations)............        --
Purchases of U.S. Government and Agency Obligations.................  1,662,111
Sales of U.S. Government and Agency Obligations.....................    139,607

                            VALUE GROWTH PORTFOLIO

Purchases (excluding U.S. Government and Agency Obligations)........ $2,934,106
Sales (excluding U.S. Government and Agency Obligations)............    926,697
Purchases of U.S. Government and Agency Obligations.................        --
Sales of U.S. Government and Agency Obligations.....................        --

                         VALUE EQUITY INCOME PORTFOLIO

Purchases (excluding U.S. Government and Agency Obligations)........ $2,318,821
Sales (excluding U.S. Government and Agency Obligations)............    401,975
Purchases of U.S. Government and Agency Obligations.................        --
Sales of U.S. Government and Agency Obligations.....................        --

                          GULF SOUTH GROWTH PORTFOLIO

Purchases (excluding U.S. Government and Agency Obligations)........ $2,587,222
Sales (excluding U.S. Government and Agency Obligations)............    611,514
Purchases of U.S. Government and Agency Obligations.................        --
Sales of U.S. Government and Agency Obligations.....................        --

NOTE 6. CERTAIN RECLASSIFICATIONS

  In accordance with Statement of Position 93-2, the Gulf South Growth Portfolio has reclassified $2,179 of accumulated net investment loss to accumulated net realized gain on investment transactions. This reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

NOTE 7. OTHER MATTERS

  GNA owned seed money in the following Portfolios representing approximately the following percentages of net assets as of November 30, 1995:

           Intermediate-Term Bond Portfolio................... 55%
           Value Growth Portfolio............................. 47%
           Value Equity Income Portfolio...................... 52%
           Gulf South Growth Portfolio........................ 48%

NOTE 8. SUBSEQUENT EVENTS

  Pursuant to the approval of the Board of Trustees on October 31, 1995 and the shareholders on December 20, 1995, the Portfolios have entered into an Investment Advisory Agreement with Banc One Investment Advisors Corporation ("Banc One") effective January 2, 1996. Subject to the terms of the Investment Advisory Agreement, Banc One has agreed to furnish investment advisory and related services to the Portfolios. For these services, each Portfolio will pay Banc One an advisory fee, computed daily and paid monthly, at an annual rate of average net assets as stated in Note 3.

  Effective December 11, 1995, shares of the Portfolios will cease to be available as investment options for separate accounts of GNA and GNA will solicit shareholders to exchange their shares into similar investment vehicles. Separate accounts with investments in the Portfolios prior to December 11, 1995, may remain there until such time as GNA has obtained all necessary regulatory approvals to transfer investments in the Portfolios to other investment options.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Paragon Portfolio

  In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Paragon Power Intermediate-Term Bond Portfolio, the Paragon Power Value Growth Portfolio, the Paragon Power Value Equity Income Portfolio and the Paragon Power Gulf South Growth Portfolio (separate portfolios constituting Paragon Portfolio hereafter referred to as the "Portfolio") at November 30, 1995 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period January 13, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

  As more fully described in Note 8, the Trustees have resolved that shares of the Portfolio will no longer be offered.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 19, 1996

                      [This page intentionally left blank]

                                                   PARAGON PORTFOLIO
                                                   ------------------------

                                                   TRUSTEES
                                                   Paul C. Nagel, Jr., Chairman
                                                   Ernest E. Howard III

                                                   OFFICERS
                                                   Paul W. Klug
                                                   President

                                                   Marcia L. Beck
                                                   Vice President

                                                   John W. Mosior
                                                   Vice President

                                                   Nancy L. Mucker
                                                   Vice President

                                                   Pauline Taylor
                                                   Vice President

                                                   Scott M. Gilman
                                                   Treasurer

                                                   Michael J. Richman
                                                   Secretary

                                                   Howard B. Surloff
                                                   Assistant Secretary


  This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Paragon Portfolio Prospectus which contains facts concerning Paragon Portfolio's objectives and policies, management, expenses and other information.

PARAGON PORTFOLIO                                          PARAGON PORTFOLIO
4900 Sears Tower
Chicago, Illinois 60606

INVESTMENT ADVISER                                       PARAGON POWER PORTFOLIO
Premier Investment Advisors, L.L.C.                          VARIABLE ANNUITY
451 Florida Street
Baton Rouge, Louisiana 70801

ADMINISTRATOR                     Paragon Power Intermediate-Term Bond Portfolio
Goldman Sachs Asset Management         Paragon Power Value Growth Portfolio
One New York Plaza                  Paragon Power Value Equity Income Portfolio
New York, New York 10004             Paragon Power Gulf South Growth Portfolio

DISTRIBUTOR
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
State Street Bank & Trust Company                     Annual Report
P.O. Box 1978                                         -------------
Boston, Massachusetts 02105
                                                    November 30, 1995
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas                    [LOGO] POWER PORTFOLIO (SM)
New York, NY 10036                                    VARIABLE ANNUITY

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, Massachusetts 02109


                                   PWR-ANN95